UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 15, 2022

Americold Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway,	South Tower, Suite 600
Atlanta,	Georgia	30328
(Address of principal executive offices)		(Zip Code)
(678) 441-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Americold Realty Trust: Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Americold Realty Trust:  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COLD	New York Stock Exchange

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Vice President & Chief Operating Officer, North America

On August 15, 2022, the Board of Directors (the “Board”) of Americold Realty Trust, Inc. (the “Company”) promoted David C. Moore, Senior Vice President of Quality and Integration to Executive Vice President & Chief Operating Officer, North America.

Mr. Moore, age 55, served as the Company’s Senior Vice President, Quality Assurance & Integration from January 2022 until his promotion in August 2022. Mr. Moore has more than 32 years of leadership experience in supply chain and operations. Prior to joining the Company, Mr. Moore served as Chief Operating Officer at AGRO Merchants Group from July 2017 to January 2021, Vice President, Operations – Automotive Vertical at DHL Supply Chain Contract Logistics from July 2016 to July 2017, and Vice President Operations – Central Region at the Company from May 2009 to July 2016. Mr. Moore has also served in other leadership roles at Ryder Logistics and Daimler Chrysler. Mr. Moore holds a Bachelor of Arts in Materials and Logistics Management degree from Michigan State University and an MBA from the University of Detroit.

In connection with Mr. Moore’s appointment as Executive Vice President & Chief Operating Officer, North America, the Company provided an offer letter, dated as of August 15, 2022 (the “Moore Offer Letter”), which provides Mr. Moore the following key compensation and benefits:

•an annual base salary of $475,000, which will be reviewed on an annual basis;
•annual incentive compensation opportunity for meeting stated performance goals targeted at 75% of base salary, which will be reviewed on an annual basis;
•eligibility to participate in the Americold Realty Trust 2017 Equity Incentive Plan (the “Incentive Plan”) in such amounts and at such times as the Compensation Committee of the Board shall determine at its sole discretion.; and
•participation in the Company’s retirement, health and welfare, vacation and other benefit programs.

Mr. Moore will also participate in the Executive Severance Benefits Plan, which is filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on February 24, 2022 and incorporated by reference in this Item 1.01.

Mr. Moore’s employment with the Company will be “at will”. There are no family relationships between Mr. Moore and any Company trustee or executive officer, and no arrangements or understandings between Mr. Moore and any other person pursuant to which he was selected as an officer. Mr. Moore is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

The foregoing summary of the Moore Offer Letter is not complete and is subject to, qualified in its entirety by, and should be read in conjunction with, the full text of the Moore Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Chief Operating Officer, International

On August 15, 2022, the Board promoted Richard C. Winnall, Senior Vice President of Asia Pacific and Latin America, to Chief Operating Officer, International.

Mr. Winnall, age 49, joined the Company in January of 2019 as the Managing Director, International and held the role of Managing Director, Asia Pacific and Latin America until his appointment as Chief Operating Officer, International. He is responsible for leading the Company’s international operations and critical support functions to enable the organization to drive efficiency and provide best-in-class service to customers. Mr. Winnall has deep executive experience within some of the largest logistics companies in the world, having previously served at DHL Supply Chain (DPDHL Group) in Asia Pacific and Europe, Middle East & Africa from 2008 to 2018, and Linfox in the Asia Pacific region from 2002 to 2007. He holds a Master of Science Management, Intermodal Transport from the University of Denver, Colorado, and a Master of International Business from Swinburne University, Melbourne, and is a graduate of the GAICD International Company Directors Program.

In connection with Mr. Winnall’s appointment as Chief Operating Officer, International, the Company provided an offer letter, effective August 15, 2022 (the “Winnall Offer Letter”), which provides Mr. Winnall the following key compensation and benefits:

•an annual base salary of AUD$535,000, which will be reviewed on an annual basis;
•annual incentive compensation opportunity for meeting stated performance goals targeted at 60% of base salary, which will be reviewed on an annual basis; and
•eligibility to participate in the Americold Realty Trust 2017 Equity Incentive Plan (the “Incentive Plan”) in such amounts and at such times as the Compensation Committee of the Board shall determine at its sole discretion.

Mr. Winnall will enter into an employment agreement with the Company at a later date. Mr. Winnall will also participate in the Executive Severance Benefits Plan, which is filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on February 24, 2022 and incorporated by reference in this Item 1.01.

There are no family relationships between Mr. Winnall and any Company trustee or executive officer, and no arrangements or understandings between Mr. Winnall and any other person pursuant to which he was selected as an officer. Mr. Winnall is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

The foregoing summary of the Winnall Offer Letter is not complete and is qualified in its entirety by the Winnall Offer Letter, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 — Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description
10.1	David Moore Offer Letter
10.2	Richard Winnall Offer Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 15, 2022

Americold Realty Trust, Inc.

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer and Executive Vice President